                                  EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this quarterly report on Form 10-Q of Elamex, S.A. de C.V., I, Richard P. Spencer, President and Chief Executive Officer of registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

     Date: December 11, 2003                   By:  /s/ Richard P. Spencer
                                                  -----------------------------
                                                       Richard P. Spencer
                                                          PRESIDENT AND
                                                    CHIEF EXECUTIVE OFFICER

A signed original of the written statement above required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and are not being filed as part of the Form 10-Q or as a separate disclosure document.

                                       23